EATON VANCE
                           STRATEGIC INCOME FUND
                               Supplement to
                    Statement of Additional Information
                             dated March 1, 2004

THE SECOND FULL PARAGRAPH OF "DISTRIBUTION AND SERVICE PLANS" UNDER "SALES CHARGES" IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 4.5% (in the case of Class B) and 6.25% (in the case of Class C) of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares.


June 23, 2004